EXHIBIT 10

  Letter Agreement, dated as of May 7, 2001, by and among the Company and TWCP L.P. (incorporated by reference to Exhibit 10.24 of the Company's Form 10-Q for the quarter ended March 31, 2001, filed May 15, 2001).